UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number 811-09749
Lifetime Achievement Fund, Inc.
15858 West Dodge Road
Suite 310
Omaha, NE 68118

(Address of principal executive offices)
Manarin Investment Counsel, Ltd.
15858 West Dodge Road
Suite 310
Omaha, NE 68118

(Name and address of agent for service)
Registrant’s telephone number, including area code: (402) 330-1166
Date of fiscal year end: December 31
Date of reporting period: December 31, 2005

Item 1. Reports to Stockholders.
The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the
Investment Company Act of 1940.
Annual Report
December 31, 2005
LIFETIME ACHIEVEMENT FUND, INC.
15858 West Dodge Road, Suite 310
Omaha, Nebraska 68118
(402) 330-1166

This report is intended to be presented as a complete and integrated document. This report and any excerpt of this report may not be copied or reprinted without first obtaining the written permission of Lifetime Achievement Fund, Inc.

Roland R. Manarin
Aron Huddleston

SHAREHOLDER LETTER
Dear Shareholder,
      We want to thank you for your continued support and confidence during 2005. We value your relationship and want you to know that we are managing our own money right along with yours.
Performance Review
      Our mission at Lifetime Achievement Fund is to grow and protect our shareholders’ nest egg. We want to help folks build and maintain their wealth by managing their long-term serious money. So how did we do in 2005?
Average Annual Total Returns for the one-year period ended December 31, 2005

Lifetime Achievement Fund	+10.82%	[1]

Dow Jones Industrial Average	+1.72%

S&P 500® Index	+4.91%

NASDAQ Composite Index	+2.13%

MSCI U.S. Index	+5.14%

MSCI World Index	+9.49%

1 One year without sales charge was 10.82% and 7.99% with maximum sales charge.
Three year without sales charge was 17.68% and 16.71% with maximum sales charge.
Five year without sales charge was 3.71% and 3.20% with maximum sales charge.
Since inception without sales charge was 0.10% and (0.37)% with maximum sales charge.
The Fund’s investment results represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance figures reflect the 2.50% sales charge and include reinvestment of dividends and capital gains. Mutual fund performance changes over time and current performance may be lower or higher than that which is stated. To receive current to the most recent month-end performance, please call (888) 339-4230.
     Now that we’ve had three consecutive years of positive performance, we feel that it is a good time to review an important lesson. The 2001-02 bear market was the worst one we have seen since 1973-74, and again we learned that the successful investors stayed the course and have now seen their accounts move to new highs. We can also see that the time of our greatest fear was actually a glorious opportunity to invest. Now is also a great time to remember that when investing in stocks, you will lose money two or three times a decade; and once in a while, it will be a big loss. Let’s enjoy the good times ahead and learn from our experiences so we’re ready when the next opportunity comes along.
Economy Review
      The U.S. economy continued to expand at a healthy pace despite the impact of hurricanes, the Fed raising short-term interest rates, and increased energy prices. Gross domestic product (GDP) rose 3.5% during the year. The unemployment rate dropped to 4.9% with a record 134.5 million Americans working. The Fed made eight interest rate hikes during 2005, leaving the Fed Funds rate at 4.25%. However, long-term interest rates, which influence mortgages, are still low when one looks at history. The Fed is talking like they are trying to fight off inflation, which rose 3.4% (CPI) for 2005, by raising short-term rates. At the same time, they have created $765.9 billion of M3, the broadest measure of money. We feel this kind of money creation will have consequences. Corporate America also performed well. The S&P 500® Index companies have reported 13 consecutive quarters of double-digit earnings growth.

SHAREHOLDER LETTER — (continued)

Portfolio Review
      We monitor the portfolio and reallocate our assets as economic and market conditions change. As a reminder, we are able to buy other mutual funds on a no-load basis, so when we see an opportunity, we’ll make a change. At the beginning of the year we thought it was a good idea to sell Franklin Mutual European Fund — Class A because we felt the dollar would appreciate against the euro, which it did. We added a healthcare fund by buying BlackRock Health Science Portfolio — Class A to participate in a sector that had been beaten up and had good fundamentals; it turned out to be one of our top five performers. We placed a small amount of our investments in the semiconductor sector. We felt that this sector should benefit as businesses spend some money to upgrade their equipment. In May, we borrowed more money to spread around in the portfolio. This helped our performance during the year. Later in 2005, we started to add more money to large cap stocks by purchasing more Alger Capital Appreciation Portfolio — Class A and adding a new fund to our portfolio in John Hancock Classic Value Fund — Class A. Currently, we see U.S. large cap value stocks as undervalued compared to the rest of the market.
     We owned some great performing funds this year, the top five were:
Average Annual Total Returns for the one-year period ended December 31, 2005

Franklin Gold & Precious Metals Fund — Class A	+40.59%

Delaware Emerging Markets Funds — Class A	+26.37%

OCM Gold Fund	+25.99%

BlackRock Health Science Portfolio — Class A	+16.83%

Alger Small Capitalization Portfolio — Class A	+15.01%

     You can see that our hedge position paid off again. Check out a five year chart on gold. The speculators jumped into the gold market in the fourth quarter of 2005 pushing the metal to higher levels. This is not a time to speculate on precious metals. We own it as a hedge against a possible house of cards collapse. History tells us that an ounce of gold buys you a fine suit of clothes, stay tuned. . .
     We outperformed the major indexes during 2005 by sticking to our philosophy of building a portfolio for maximum total return after taxes and inflation. Our money is diversified across different asset classes and geopolitical regions. We strive to hire the best money managers that we can find.

SHAREHOLDER LETTER — (continued)

     If you would like more frequent updates, www.lifetimeachievementfund.com provides daily prices, monthly performance figures, quarterly portfolio holdings and other information including our quarterly commentary.
Peace and Goodwill,
Roland Manarin
President and Portfolio Manager
Aron Huddleston
Vice President and Assistant Portfolio Manager
      The foregoing information reflects our analysis and opinions. The information is not a complete analysis of every aspect of any market, country, industry, security, or fund. Statements of fact are from sources considered reliable.
     Portfolio composition will change due to ongoing management of the Fund. Specific funds’ names in this newsletter may not currently be owned by the Fund, or the Fund’s position in these other funds may have changed.
     Please consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund. You may obtain a prospectus by calling (888) 339-4230, or visiting www.lifetimeachievementfund.com. The prospectus should be read carefully before investing. The Fund is distributed by Manarin Securities Corporation, a member of SIPC.

Lifetime Achievement Fund, Inc.
EXPENSE EXAMPLE (Unaudited)
For the Six Months Ended December 31, 2005

     As a shareholder of the Lifetime Achievement Fund, Inc. (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
EXPENSE EXAMPLE
      The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005 (the “period”).
Actual Expenses
      The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
      The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
 EXPENSE EXAMPLE

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period*
	July 1, 2005	December 31, 2005	7/1/05-12/31/05

Actual	$1,000.00	$1,132.70	$10.26

Hypothetical (5% return before expenses)	$1,000.00	$1,015.38	$9.70

* Expenses are equal to the Fund’s annualized expense ratio of 1.91%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period).
PORTFOLIO HOLDINGS AS A PERCENTAGE OF INVESTMENTS (Unaudited)
December 31, 2005

Please note that Lifetime
Achievement Fund, Inc. has
the NASDAQ
symbol LFTAX.

Lifetime Achievement Fund, Inc.
PERFORMANCE SUMMARY (Unaudited)
As of December 31, 2005

PERFORMANCE SUMMARY
 AVERAGE ANNUAL TOTAL RETURNS*

			Since Inception
	1 Year	5 Year	(July 5, 2000)

Lifetime Achievement Fund with 2.50% sales load	7.99	3.20	(0.37)

Lifetime Achievement Fund without 2.50% sales load	10.82	3.71	0.10

MSCI World Index	9.49	2.18	(0.29)

MSCI U.S. Index	5.14	0.04	(2.21)

S&P 500® Index	4.91	0.54	(1.16)

NASDAQ Composite Index	2.13	(1.76)	(9.71)

Comparison of change in value of $10,000 invested in the Fund since inception and comparable indices
(includes 2.50% maximum sales load for the Fund)*
(PERFORMANCE GRAPH)

	Lifetime				NASDAQ
	Achievement	MSCI World	MSCI U.S.	S&P 500®	Composite
	Fund - $9,798	Index - $9,842	Index - $8,845	Index - $9,380	Index - $5,706

Jul-00	10000.00	10000.00	10000.00	10000.00	10000.00
Sep-00	9502.93	9416.19	8651.00	9903.17	9264.31
Dec-00	8163.16	8833.55	8826.56	9128.23	6235.41
Mar-01	7248.49	7699.01	7793.19	8046.07	4648.33
Jun-01	7218.99	7902.04	8249.95	8516.95	5463.22
Sep-01	5822.40	6766.15	7039.25	7266.88	3792.04
Dec-01	6594.46	7347.39	7732.79	8043.38	4938.52
Mar-02	6856.23	7372.45	7745.49	8065.57	4676.88
Jun-02	6433.38	6699.67	6633.82	6984.94	3711.74
Sep-02	5537.33	5468.29	5481.18	5778.23	2976.26
Dec-02	6010.52	5886.28	5947.40	6265.78	3394.88
Mar-03	5617.88	5588.52	5760.59	6068.41	3414.44
Jun-03	6815.95	6540.61	6649.52	7003.11	4135.39
Sep-03	7117.99	6857.03	6811.56	7188.17	4558.03
Dec-03	8084.51	7835.01	7636.88	8063.42	5118.49
Mar-04	8185.19	8040.32	7735.19	8199.96	5100.38
Jun-04	8014.03	8110.55	7853.62	8341.11	5243.06
Sep-04	7854.51	8029.30	7698.43	8185.35	4863.69
Dec-04	8841.36	8988.39	8411.04	8940.90	5586.88
Mar-05	8468.78	8889.16	8230.28	8748.82	5142.52
Jun-05	8650.04	8926.54	8355.36	8868.56	5300.64
Sep-05	9375.07	9549.74	8651.00	9188.22	5554.00
Dec-05	9798.00	9841.85	8845.00	9379.99	5705.74
* The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns include the reinvestment of all Fund distributions. All charts and tables reflect past performance which is not predictive of future results.
The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of December 2003, the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.
The MSCI U.S. Index is designed to measure equity performance in the United States.
Standard and Poor’s 500® Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & SmallCap stocks.
All Indices are unmanaged and an investor cannot invest directly in an index.

Lifetime Achievement Fund, Inc.
SCHEDULE OF INVESTMENTS
December 31, 2005

SCHEDULE OF INVESTMENTS

Name of Security	Shares	Value
Mutual Funds: 98.5%

Alger Capital Appreciation Portfolio - Class A*	902,985	$ 8,858,278
Alger Small Capitalization Portfolio - Class A*	1,034,068	5,656,350
BlackRock Health Science Portfolio - Class A	183,996	4,454,545
Delaware Emerging Markets Fund - Class A	316,932	5,565,330
Franklin Balance Sheet Investment Fund - Class A	73,717	4,550,545
Franklin Gold and Precious Metals Fund - Class A	237,544	6,090,624
Franklin Large Cap Value Fund - Class A†	487,424	7,223,629
Franklin MicroCap Value Fund - Class A†	232,910	8,615,359
Franklin Mutual Discovery Fund - Class A†	252,106	6,564,828
Franklin Small Cap Value Fund - Class A	229,520	9,235,889
Isabelle Small Cap Value Fund - Institutional Class	86,736	1,273,286
Isabelle Small Cap Value Fund - Investor Class	262,239	3,739,523
John Hancock Classic Value Fund - Class A	129,555	3,192,227
OCM Gold Fund	195,795	2,837,071
Pioneer Mid-Cap Value Fund - Class A	383,680	8,955,097
Templeton Growth Fund, Inc. - Class A†	402,304	9,228,861

Total Mutual Funds (Cost: $76,877,611)		96,041,442

Exchange Traded Funds: 1.9%

iShares Goldman Sachs Semiconductor Index	31,000	1,890,070

Total Exchange Traded Funds (Cost: $1,588,018)		1,890,070

Equity Securities: 7.1%

Financials: 2.7%
A.G. Edwards, Inc.	55,450	2,598,387

Information Technology: 0.3%
SoftBrands, Inc.*	134,475	275,674

Telecommunication Services: 4.1%
Level 3 Communications, Inc.*	1,429,725	4,103,311

Total Equity Securities (Cost: $17,853,225)		6,977,372

	Principal
Name of Security	Amount	Value
Short-Term Investments: 0.5%

UMB Bank, n.a., Money Market Fiduciary±	$517,700	$517,700

Total Short-Term Investments (Cost: $517,700)		517,700

Total Investments: 108.0%
(Cost: $96,836,554)		105,426,584
Liabilities, Less Other Assets: (8.0)%		(7,922,055)

Net Assets: 100.0%		$97,504,529

Footnotes:

*	Non-income producing security.
†	As of December 31, 2005, all or a portion of the security has been pledged as collateral for a Fund loan. The market value of the securities in the pledged account totaled $28,343,427 as of December 31, 2005. See Note 6 to the Financial Statements.
±	The short-term investments earn interest at variable rates. At December 31, 2005, the interest rate was 2.70%.
The accompanying notes are an integral part of the financial statements. 7

Lifetime Achievement Fund, Inc.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

STATEMENT OF ASSETS AND LIABILITIES

Assets
Investments at value (cost $96,836,554)	$105,426,584
Interest and dividends receivable	12,841
Other assets	15,252

Total assets	105,454,677

Liabilities
Loan payable	7,706,000
Management fee payable	62,248
Distribution fees payable	58,634
Interest payable	34,375
Other accrued expenses	88,891

Total liabilities	7,950,148

Net assets	$97,504,529

Net assets consist of:
Paid-in-capital	$88,295,612
Undistributed net realized gain on investments	618,887
Net unrealized appreciation on investments	8,590,030

Net assets	$97,504,529

Capital stock, $.001 par value:
Authorized	1,000,000,000
Issued and outstanding	10,026,043

Net asset value and redemption price per share (net assets/shares outstanding)	$9.73

Maximum offering price per share (net asset value, plus 2.56% of net asset value or 2.50% of offering price)	$9.98

8   The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005
STATEMENT OF OPERATIONS

Investment income
Dividends from mutual funds	$973,792
Dividends from securities	37,706
Interest	20,969

Total investment income	1,032,467

Expenses
Management fees	617,868
Interest expense	285,736
Distribution fees	205,956
Administrative and fund accounting fees	109,998
Transfer agent fees and expenses	79,398
Professional fees	60,955
Federal and state registration fees	38,619
Reports to shareholders	30,321
Custody fees	23,936
Directors’ fees	2,814
Miscellaneous expenses	6,568

Total expenses	1,462,169

Net investment loss	(429,702)
Net realized and unrealized gain on investments
Capital gain distributions from mutual funds	3,509,575
Net realized gain on investments	5,265,486
Change in unrealized appreciation/depreciation on investments	1,079,640

Net increase in net assets resulting from operations	$9,424,999

The accompanying notes are an integral part of the financial statements. 9

Lifetime Achievement Fund, Inc.
STATEMENTS OF CHANGES IN NET ASSETS

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
Increase in net assets from operations
Net investment loss	$(429,702)	$(553,436)
Capital gain distributions from mutual funds	3,509,575	1,488,266
Net realized gain (loss) on investments	5,265,486	(114,300)
Change in unrealized appreciation/depreciation on investments	1,079,640	5,604,459

Net increase in net assets resulting from operations	9,424,999	6,424,989

Capital share transactions
Proceeds from sale of shares	16,898,222	8,550,291
Redemption of shares	(4,844,022)	(4,981,732)

Net increase from capital share transactions	12,054,200	3,568,559

Total increase in net assets	21,479,199	9,993,548
Net assets
Beginning of year	76,025,330	66,031,782

End of year	$97,504,529	$76,025,330

Transactions in shares
Shares sold	1,921,048	1,064,520
Shares redeemed	(554,766)	(624,070)

Net increase	1,366,282	440,450

10   The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2005		2004		2003		2002		2001
Selected per share data
Net asset value, beginning of year	$8.78		$8.03		$5.97		$6.55		$8.30

Income from investment operations
Net investment loss (a)	(0.04)		(0.06)		(0.05	) (b)	(0.05)		(0.06	) (b)
Net realized and unrealized gain (loss) on investments	0.99		0.81		2.11		(0.53)		(1.53)

Total from investment operations	0.95		0.75		2.06		(0.58)		(1.59)

Less distributions from realized gains	—		—		—		—		(0.16)

Net asset value, end of year	$9.73		$8.78		$8.03		$5.97		$6.55

Total return(c)	10.82%		9.34%		34.51%		(8.85)%		(19.22)%
Ratios and supplemental data
Net assets, end of period (in thousands)	$97,505		$76,025		$66,032		$46,548		$52,397
Ratio of expenses to average net assets
With expense reimbursement and service fee	1.77	% (d)	1.59	% (e)	1.76	% (f)	1.51	% (g)	1.50	% (h)
Without expense reimbursement and service fee	1.77	% (d)	1.59	% (e)	1.86%		1.51	% (g)	1.64	% (i)
Ratio of net investment loss to average net assets	(0.52)%		(0.82)%		(0.73	)% (b)	(0.75)%		(0.84	)% (b)
Portfolio turnover rate	28%		2%		3%		35%		24%

(a)	Recognition of the Fund’s net investment income is affected by the timing of dividend declarations of investee funds. The expenses of the investee funds are excluded from the Fund’s expense ratio.
(b)	Net investment loss is net of expenses reimbursed by the Manager.
(c)	Total return represents aggregate total return and does not reflect a sales charge.
(d)	The ratio of expenses to average net assets, excluding interest expense and cost of Fund borrowings was 1.43%.
(e)	The ratio of expenses to average net assets, excluding interest expense and cost of Fund borrowings was 1.46%.
(f)	The ratio of expenses to average net assets, excluding interest expense and cost of Fund borrowings was 1.50%.
(g)	The ratio of expenses to average net assets, excluding interest expense and cost of Fund borrowings was 1.47%.
(h)	The ratio of expenses to average net assets includes service fee.
(i)	The ratio of expenses to average net assets excludes service fee.
The accompanying notes are an integral part of the financial statements. 11

Lifetime Achievement Fund, Inc.
NOTES TO FINANCIAL STATEMENTS
December 31, 2005

NOTES TO FINANCIAL STATEMENTS
Lifetime Achievement Fund (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended, and was organized as a Maryland corporation on September 2, 1999. The Fund currently consists of one series of common stock. The Fund invests primarily in mutual funds (“Other Funds”).
Shares of beneficial interest of the Fund, when issued, are fully paid, nonassessable, fully transferable, redeemable at the option of the shareholder and have equal dividend and liquidation rights and noncumulative voting rights.
1. Summary of Significant Accounting Policies
Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. Preparation of financial statements includes the use of management estimates. Actual results could differ from those estimates.
Security Valuation — Investments in mutual funds are valued at the net asset value of each Fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are valued at the NASDAQ Official Closing Price; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Securities for which quotations are not readily available are valued at fair value as determined by Manarin Investment Counsel, Ltd. (the “Manager”), under the direction of the Board of Directors.
Security Transactions and Investment Income — Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.
Cash — The Fund classifies as cash amounts on deposit with the Fund’s custodian. These amounts earn interest at variable interest rates. At December 31, 2005, the interest rate was 2.70%.
Federal Income Taxes — The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”), and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for federal income or excise taxes.
For the year ended December 31, 2005, the Fund had a federal income tax capital loss carryforward of $24,142. The federal income tax capital loss carryforward expires in 2010. To the extent future gains are offset by capital loss carryforwards, such gains will not be distributed. The Fund utilized $8,127,728 of its capital loss carryforward during the year ended December 31, 2005.
The character of distributions made during the year from net investment loss or net realized gain may differ from character for federal income tax purposes due to differences in the recognition of income expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature. Accordingly, at December 31, 2005, reclassifications were recorded to decrease paid-in-capital by $429,702 and decrease undistributed net investment loss by $429,702.
At December 31, 2005, the cost of securities, on a tax basis and gross unrealized appreciation and (depreciation) on investments for federal income tax purposes were as follows:

Cost of Investments	$96,193,525

Gross Unrealized Appreciation	$21,593,374
Gross Unrealized (Depreciation)	(12,360,315)

Net Unrealized Appreciation on Investments	$9,233,059

As of December 31, 2005, the components of accumulated earnings were as follows:

Undistributed Ordinary Income	$—
Undistributed Long-Term Capital Gains	—

Accumulated Earnings	—
Accumulated Capital and Other Losses	(24,142)
Unrealized Appreciation	9,233,059

Total Accumulated Earnings	$9,208,917

2. Guarantees and Indemnifications
In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. Related Party
Manarin Investment Counsel, Ltd. (the “Manager”) is the Investment Adviser of the Fund. For its services, the Manager receives a fee at an annual rate of 0.75% of the Fund’s average daily net assets. The Manager voluntarily agreed to limit the Fund’s total operating expenses, exclusive of interest expense and cost of Fund borrowings, to an annual rate of 1.50% for the fiscal year ending December 31, 2005. The Manager may terminate the expense limit at any time. For the year ended December 31, 2005, the Manager made no reimbursements to the Fund.
The Fund paid $2,800 to unaffiliated directors during the year ended December 31, 2005. No compensation is paid to any Director or officer who is affiliated with the Manager.
4. Purchases and Sales of Securities
The Fund’s cost of purchases and proceeds from sales of investment companies and securities, other than short-term securities, were $45,056,215 and $24,000,085, respectively, for the year ended December 31, 2005.

Lifetime Achievement Fund, Inc.
NOTES TO FINANCIAL STATEMENTS — (continued)
December 31, 2005

5. Service and Distribution Plan
A distribution plan was adopted by the Fund pursuant to Rule 12b-1 of the 1940 Act which permits the Fund to pay the Distributor (Manarin Securities Corporation) a fee not to exceed 0.25% of the average daily net assets of the Fund on an annual basis. For the year ended December 31, 2005, payments totaling $192,183 have been made to Manarin Securities Corporation, an affiliate of the Adviser, under the distribution plan.
6. Loan and Pledge Agreement
On February 12, 2002, the Fund entered into a Loan and Pledge Agreement (the “Loan Agreement”) with Custodial Trust Company, a subsidiary of Bear Stearns Securities Corp. The Fund is permitted to borrow up to the lesser of 30% of the Fund’s total assets, or the maximum amount permitted subject to the Fund’s investment limitations. Amounts borrowed under the Loan Agreement are invested by the Fund, consistent with its investment objectives and policies, and as such are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. All loans are fully collateralized throughout the term of the loan with securities or other assets of the Fund that have an aggregate market value of at least twice the loan balance. Securities that have been pledged as collateral for outstanding loans are indicated in the Schedule of Investments.
Borrowings under the Loan Agreement are charged interest at the 30-day LIBOR rate plus 1.25%. For the year ended December 31, 2005, borrowings under the Loan Agreement were as follows:

Maximum
Amount
Weighted	Weighted			Borrowed
Average	Average	Number	Interest	During
Interest	Loan	of Days	Expense	the
Rate	Balance	Outstanding	Incurred	Year
4.56%	$5,938,877	365	$285,736	$7,706,000
7. Securities Lending
On July 29, 2002, the Fund entered into a Master Securities Loan Agreement (the “Securities Lending Agreement”) with Bear Stearns Securities Corp. (the “Lending Agent”). The Fund may loan designated securities to the Lending Agent, for which the Fund receives collateral in the form of cash and liquid securities that is maintained at not less than 102% of the value of the securities on loan daily. The Fund may invest the collateral at its discretion, subject to the Fund’s normal investment objectives and restrictions.
Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the Fund may experience delays in, or may be prevented from, recovering the collateral. During the period that the Fund seeks to enforce its rights against the borrower, the collateral and securities loaned remain subject to fluctuation in market value.
At December 31, 2005, the Fund had no securities on loan. For the year ended December 31, 2005, the Fund had no lending income.
8. Change in Independent Auditors
Based on the recommendation of the Audit Committee of the Fund, the Board of Directors has determined not to retain PricewaterhouseCoopers LLP as the Fund’s independent auditor and voted to appoint Grant Thornton LLP for the fiscal year ending December 31, 2005. During the two most recent fiscal years, PricewaterhouseCoopers LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and PricewaterhouseCoopers LLP on accounting principles, financial statement disclosure or audit scope, which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference to the disagreement in their report.

REPORT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholders of
Lifetime Achievement Fund, Inc.
     We have audited the accompanying statement of assets and liabilities of Lifetime Achievement Fund, Inc. (the “Fund”), including the schedule of investments as of December 31, 2005, and the related statements of operations and changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2004 and the financial highlights for each of the four years in the period ended December 31, 2004 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 3, 2005.
     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund was not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the Custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lifetime Achievement Fund, Inc., as of December 31, 2005, the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
Chicago, Illinois
February 3, 2006

Portfolio Holdings
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and or the Fund’s Form N-Qs may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Finally, the Fund also makes the information on Form N-Q available to shareholders on its website www.lifetimeachievementfund.com or such information is available upon request by calling the Funds at 402-330-1166 or at its toll free number (800) 397-1167.
Approval of Investment Advisory Agreement
The annual approval of the Fund’s Advisory Agreement with Manarin Investment Counsel, Ltd. (the “Adviser”) by the Board of Directors was achieved at the Board’s annual meeting held on February 21, 2005. In approving the Advisory Agreement, the Fund’s Board of Directors reviewed the Adviser’s financial statements and examined the Adviser’s profitability realized from the advisory fees paid by the Fund. They determined that the Adviser was financially sound and that the profits realized by the Adviser from the advisory fees paid were not unreasonable. The Board then reviewed the Fund’s performance and compared it with other funds with similar investment objectives and policies and compared it to relevant market indices. That information showed that the Fund’s performance for 2004 was comparable to or exceeded that of similar funds for the same period. The Board finally reviewed the fees paid by the Fund to the Adviser and the Distributor and compared them to other similarly situated funds and then examined the background and experience of Roland Manarin, the Fund’s portfolio manager, and assessed the quality of the investment advice provided by the Adviser in terms of the Fund’s investment objectives, performance, relative market indices and similar funds. Based on these reviews, the Board approved the Advisory Agreement, and concluded that the Advisory fee paid was reasonable, compared to fees paid to other funds for like services, and that the Advisory Services provided by the Adviser are necessary, appropriate and reasonable in the circumstances.
Proxy Voting Policies
The policies and procedures that the Fund uses to determine how to vote proxies relating to its investments is available without charge, upon request by calling 1-800-397-1167 and on the SEC’s website. Information regarding how the Fund voted proxies during the period ending June 30, 2005 will be filed by August 31, 2005 on Form N-PX. The proxy voting information for each 12 month period ending June 30 thereafter will also be filed with the SEC on Form N-PX. Such information when filed is available without charge upon request by calling the Fund’s toll free number and on the SEC’s website.

DIRECTORS AND OFFICERS
Information concerning the Directors and officers of the Fund is set forth below.

		Number of
		Portfolios in	Other
Name, Age, Position(s)		Complex	Directorships
Held with the Fund and	Principal Occupation(s)	Overseen by	Held by
Address (a)	During the Past Five Years	Directors	Directors

Roland R. Manarin (1) (61) President and Director since inception – July 5, 2000 Chief Executive Officer since November 14, 2005 15858 West Dodge Road, Suite 310 Omaha, NE 68118	President, Director and Investment Adviser Representative, Manarin Investment Counsel, Ltd.; President, Registered Representative and Registered Principal, Manarin Securities Corporation	1	None

Aron Huddleston(1) (27) Vice President since May 17, 2004, Treasurer since November 14, 2005 and Assistant Portfolio Manager since January 1, 2002 15858 West Dodge Road, Suite 310 Omaha, NE 68118	Vice President, Investment Adviser Representative, Manarin Investment Counsel Ltd.; Vice President, Registered Representative, Manarin Securities Corporation	N/A	N/A

Deborah Koch(1) (33) Chief Compliance Officer since August 16, 2004 and Secretary since May 17, 2004 15858 West Dodge Road, Suite 310 Omaha, NE 68118	Chief Operating Officer, Manarin Investment Counsel, Ltd.; Chief Operating Officer, Manarin Securities Corporation; Chief Operating Officer, National Investors; Principal, Intersecurities, Aegon Transamerica	N/A	N/A

David C. Coker (59) Director since inception – July 5, 2000 15858 West Dodge Road, Suite 310 Omaha, NE 68118	Development Director, Nebraska Lutheran Outreach Ministries (non-profit religious organization)	1	None

Jerry Vincentini (65) Director since inception – July 5, 2000 15858 West Dodge Road, Suite 310 Omaha, NE 68118	Retired Business Owner	1	None

Dr. Bodo Treu(2) (48) Director since inception – July 5, 2000 15858 West Dodge Road, Suite 310 Omaha, NE 68118	Physician, Alegent Family Care Clinic (family practice clinic)	1	None

Lee Rohlfs (64) Director since January 23, 2001 15858 West Dodge Road, Suite 310 Omaha, NE 68118	Vice President, Client Services Insurance Technology Services	1	None

Weiyu Guo(3) (37) Director since November 15, 2004 15858 West Dodge Road, Suite 310 Omaha, NE 68118	Assistant Professor of Finance, University of Nebraska at Omaha	1	None

(a)	Each director and officer serves an indefinite term, until the person resigns or is replaced.
(1)	“Interested Person” of the Fund as defined in the 1940 Act by virtue of their respective position with the Investment Adviser.
(2)	Dr. Treu is Roland Manarin’s nephew.
(3)	Weiyu Guo is no longer a director as of December 31, 2005.
      Because the Adviser performs substantially all of the services necessary for the operation of the Fund, the Fund requires no employees. No officer, director or employee of the Adviser currently receives any compensation from the Fund for acting as a director or officer.
      The Fund pays directors who are not “interested persons” of the Fund $100 per meeting of the Board. There is no pension or retirement benefits accrued as part of the Fund’s expenses and there are no estimated annual benefits to be paid upon retirement.

BOARD OF DIRECTORS
David C. Coker
Roland R. Manarin
Lee Rohlfs
Dr. Bodo Treu
Jerry Vincentini
OFFICERS
Roland R. Manarin, Chairman, President
Aron Huddleston, Vice President, Treasurer
Deborah Koch, Chief Compliance Officer, Secretary
LEGAL COUNSEL
Cline, Williams, Wright, Johnson & Oldfather
Lincoln, Nebraska
CUSTODIAN
UMB Bank, n.a.
Kansas City, Missouri
ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Grant Thornton LLP
175 West Jackson Boulevard, 20th Floor
Chicago, Illinois 60604
DISTRIBUTOR
Manarin Securities Corporation
15858 West Dodge Road, Suite 310
Omaha, Nebraska 68118
402-330-1166
INVESTMENT MANAGER
Manarin Investment Counsel, Ltd.
15858 West Dodge Road, Suite 310
Omaha, Nebraska 68118
402-330-1166

Item 2. Code of Ethics.
(a) The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.
(b) No information needs to be disclosed pursuant to this paragraph.
(c) The Registrant has made no amendments to its Code of Ethics during the period covered by this report.
(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by this report.
(e) Not applicable.
(f)	(1)	The Registrant’s Code of Ethics is attached hereto as Exhibit 12(a)(1).

	(2)	Not applicable.

	(3)	Not applicable.
Item 3. Audit Committee Financial Expert.
The Registrant’s Board of Directors has determined that it has an “audit committee financial expert” serving on its audit committee who is an “independent” Director: Lee Rohlfs. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the Registrant’s Audit Committee or Board of Directors.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees.
Aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

Fiscal year ended December 31, 2005	$14,000
Fiscal year ended December 31, 2004	$23,300
(b) Audit-Related Fees.
Aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under “Audit Fees” above.

Fiscal year ended December 31, 2005	$665
Fiscal year ended December 31, 2004	$4,200
(c) Tax Fees.
Aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, tax planning and review of tax filings.

Fiscal year ended December 31, 2005	$3,525
Fiscal year ended December 31, 2004	$4,250
(d) All Other Fees.
Aggregate fees billed for products and services provided by the principal accountant, other than services reported under “Audit Fees”,
“Audit-Related Fees” and “Tax Fees” above.
None.
(e)
     (1) The Registrant’s Audit Committee has adopted a pre-approval policy relating to audit and non-audit services to be provided by the Registrant’s principal accountant. Under this policy, the engagement terms and fees of the Registrant’s annual audit must be specifically pre-approved by the Audit Committee. In accordance with the terms of the Audit Committee’s pre-approval policy, certain audit-related services and tax services have already received the general pre-approval of the Audit Committee. Any services that have not already been approved by the Audit Committee in accordance with its pre-approval policy must be specifically pre-approved by the Audit Committee before the service can be rendered. In regards to services that have already received the general approval of the Audit Committee in accordance with the terms of its pre-approval policy, the Audit Committee will be informed promptly of any such services rendered by the Registrant’s principal accountant.
     (2) During FY 2005, all of the non-audit services provided by the Registrant’s principal accountant were pre-approved by the Audit Committee.
(f) Not applicable.
(g) The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Registrant, the Registrant’s investment adviser and the Registrant’s principal distributor for each of the last two fiscal years.

Fiscal year ended December 31, 2005	$3,525
Fiscal year ended December 31, 2004	$4,250
(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a)	The Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.
(b)	There were no changes in Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1)	The Code of Ethics for the Principal Executive Officer and Principal Financial Officer is attached hereto.

	(2)	Certifications, as required by Rule 30a-2(a) under the Investment Company Act of 1940, for the Principal Executive Officer and Principal Financial Officer are filed herewith.

	(3)	Not applicable.
(b)	Certifications, as required by our rule 30a-2(b) under the Investment Company Act of 1940, for the Principal Executive Officer and Principal Financial Officer are furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lifetime Achievement Fund, Inc.

/s/ Roland R. Manarin
Roland R. Manarin
Principal Executive Officer
March 7, 2006
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Roland R. Manarin
Roland R. Manarin
Principal Executive Officer
March 7, 2006

/s/ Aron D. Huddleston
Aron D. Huddleston
Principal Financial Officer
March 7, 2006